HIT Performance Commentary
 4th Quarter 2009

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
January 15, 2010

Overview

For the 17th consecutive calendar year, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis in 2009.  The HIT’s gross and net returns for the one-year period ending December 31, 2009, were 6.73% and 6.28%, respectively, compared to 5.93% for the benchmark.  The HIT’s strategy continued to generate consistently competitive risk-adjusted returns while minimizing risk in the extremely volatile markets of the past two years.  The HIT was able to outperform again in 2009 even though corporate bonds posted a record year of excess returns versus Treasuries after experiencing record losses in 2008.  The HIT’s portfolio does not include corporate bonds, whereas the sector typically comprises approximately one-fifth of the Barclays Aggregate. The HIT’s superior portfolio fundamentals of higher credit quality, higher yield and similar interest rate risk as compared to the benchmark, along with its strong liquidity, put the HIT in a favorable position for 2010.

The HIT’s specialization in government-insured multifamily mortgage-backed securities (MBS) continued to serve its investors well by generating higher real income without taking credit risk.  The HIT made good use of its in-house expertise in housing finance to source more than $162 million of commitments for multifamily housing during 2009.  Those projects, with total development costs of over $226 million, are expected to spur more than 1,100 union construction jobs as the nation’s workforce struggles with the “jobless recovery.”  The HIT’s consistent performance fueled investor confidence and generated $362 million in new capital from participants during the year, with $214 million in new investments and 90% of dividends reinvested.  In the period ahead, the HIT’s investment strategy is expected to provide a solid platform for continued success.  In particular, its focus on construction-related investments and its ability to source these investments directly can increase expected risk-adjusted returns for the HIT portfolio, as construction mortgage securities have significantly higher relative yields than bonds of comparable duration and credit quality.

2009 Performance

The HIT’s 2009 performance was enhanced by its ongoing income advantage versus the benchmark and by significant spread tightening1 in agency multifamily MBS.  The HIT’s specialization in these multifamily securities enabled it to perform well as these investments had better price performance than Treasuries with comparable average lives.  These multifamily securities also generated additional income relative to Treasuries while reflecting similar credit quality. The HIT’s impressive performance was achieved despite a strong rebound in corporate bonds, which comprised 18.8% of the benchmark at December 31 but are not held by the HIT.  Corporate bonds outperformed Treasuries by 2,276 basis points during the year.  The HIT outperformed the benchmark for the 1-, 3-, 5-, and 10-year periods ending December 31 by 80, 47, 55 and 61 basis points, respectively, on a gross basis, having gross returns of 6.73%, 6.52%, 5.52% and 6.94%.  The benchmark’s returns were 5.93%, 6.04%, 4.97%, and 6.33% for the 1-, 3-, 5-, and 10-year periods.   On a net basis, the HIT also outperformed the benchmark for each of these periods.

1 Spread is the difference in yield between Treasuries and comparable non-Treasury securities.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

In the fourth quarter, Treasury yields rose significantly with 2- and 10-year yields rising by 17 and 53 basis points, respectively.   The increase in yields was driven by optimism about the economy as the pace of job losses slowed and signs of stabilization in the housing sector were reported.  Risk spreads, especially for corporate bonds, also tightened based on this optimism.  Corporate bonds generated 307 basis points of excess returns over Treasuries in the fourth quarter.  Despite the absence of corporate bond exposure in its portfolio, the HIT continued to generate competitive returns due to its income advantage and spread tightening in multifamily investments.  The HIT also benefited from a slightly short duration position versus the benchmark as interest rates rose significantly.

Source: Bureau of Labor Statistics, National Association of Realtors/Haver Analytics.

HIT Ranked in Top 10 Again

Morningstar reported during the fourth quarter that it selected the HIT as one of the nation’s “Top 10 Managers” in its fixed-income class for the five-year period ending September 30, 2009.  The HIT was ranked number 10 among U.S. intermediate duration collective investment trusts based on five-year returns at September 30.2  Out of the previous 17 quarters dating back to 2005, the HIT has been ranked in Morningstar’s “Top 10 Managers” 12 times. This recognition is evidence of the effectiveness and consistency of the HIT’s investment strategy.

Portfolio Composition

The HIT seeks competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile.  The high credit quality assets in which the HIT invests are multifamily MBS that are insured or guaranteed by a U.S. government agency or a government-sponsored enterprise (GSE).  The HIT substitutes these for corporate debt and some Treasury and GSE debt securities in the benchmark.  The HIT portfolio effectively has the same interest rate risk as the benchmark because duration and convexity are managed to be similar to the benchmark.  Nearly 96% of the HIT portfolio at December 31 consisted of investments that were insured or guaranteed by the U.S. government or a U.S. government-sponsored enterprise.  This compared to 74.6% in the benchmark.   As of December 31, 2009, the HIT’s yield advantage over the benchmark was 64 basis points.

2 The Morningstar “Top 10 Managers” ranking was published by Pensions & Investments on November 16, 2009.  The ranking was based on Morningstar’s Principia Separate Account database, comparing 33 funds with a similar risk profile in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories. The ranking is based on gross returns for the five-year period ended September 30, 2009, as self-reported to Morningstar, and reflects no deduction for expenses.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2009
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	96.91%	78.06%	Effective Duration	4.40	4.60
A & Below	0.42%	17.83%	Convexity	-0.12	-0.12
Superior Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	4.255%	3.613%	Call Protected	66%	63%
→ 64 basis point Yield Advantage			Not Call Protected	34%	37%

In late December, the Obama Administration made explicit the government’s support of Fannie Mae and Freddie Mac by extending each of them an unlimited credit line that will cover all losses through 2012.  The unlimited credit line lifts the previous cap of $200 billion each that has been in place since early 2009.  In addition, the administration dropped the requirement that their portfolios shrink 10% from year-end 2009 levels.  This will allow some portfolio growth so Fannie and Freddie can support the market for mortgage-backed securities and will not be forced to sell securities.  Both of these actions should be favorable to the HIT, which had 56.6% of its portfolio at December 31 invested in Fannie Mae and Freddie Mac securities.

2009 Markets

During the fourth quarter of 2009, credit and equity markets continued to improve as economic growth resumed in the third quarter, and the Federal Reserve along with many analysts voiced cautious optimism for 2010. Housing data provided signs of stabilization, although much of that is likely a short-term result of government programs.

The U.S. government has continued to issue record amounts of debt to finance the federal deficit, which reached an unprecedented $1.4 trillion in fiscal year 2009 and is estimated to continue to grow in 2010. Overseas demand for U.S. debt and record amounts of excess reserves by commercial banks buying the newly issued Treasury securities have helped to keep interest rates from rising further.

Treasury rates have risen since the beginning of 2009, with 10-year Treasury yields up 163 basis points but the 2-year Treasury up only 37 basis points.  The steepness of the yield curve remains close to all-time highs, which has helped to restore earnings at major banks.  While the Federal Reserve has not indicated that it will raise short-term rates in the near term, analysts anticipate increases later in 2010.   The Fed is widely expected to end its successful GSE MBS purchase program, which provided liquidity and lowered mortgage rates, as scheduled at the end of the first quarter of 2010.   Removing this major source of demand for MBS will likely lead to increases in mortgage rates.  Other government programs to spur mortgage demand may be instituted to dampen the rate increase and support the housing sector.

Source: Bloomberg L.P.

During the fourth quarter, increased optimism in financial markets spurred demand for riskier assets, including equities, corporate bonds, and commercial MBS (CMBS), continuing a trend that began in March.  Lower credit quality investments, in general, outperformed those of higher credit as investors felt more confident.  As corporate earnings improved, corporate bonds performed well. The credit component of the Barclays Aggregate was the second best performing of all major sectors relative to Treasuries during the fourth quarter.

Source: Barclays Live.

The tightening of multifamily spreads in 2009 reflected rising demand from market participants and improving liquidity in that sector.  Since the beginning of the year, spreads on Federal Housing Administration (FHA) multifamily permanent loans wrapped by Ginnie Mae permanent loan commitments (PLC) and Fannie Mae multifamily MBS have tightened significantly relative to Treasuries.  Increased appetite for collateral to use in structured Ginnie Mae multifamily REMICs, in particular, drove Ginnie Mae multifamily spreads tighter.

However, spreads on Ginnie Mae construction loan certificates (CLC/PLC) remained historically wide, as investors required higher yields for construction-related investments. This is why the HIT continues to aggressively source new production.  During 2009, the HIT committed $162.6 million for multifamily projects, primarily new construction-related transactions.  The HIT also has a growing pipeline of prospective investments, many of which are expected to be committed in 2010.  These multifamily investments will provide opportunities for the HIT to earn superior yield on government-guaranteed construction loans, and moreover will have the collateral benefits of putting union members to work, creating affordable housing, and strengthening local communities.

Source: HIT and Wall Street Brokers.

2010 Opportunities

Despite some encouraging indicators, the U.S. economy in 2010 is expected to struggle under the weight of continued high unemployment, excess capacity, low levels of consumption, stress in the residential and commercial real estate markets, and the unstable condition of the U.S. and global financial systems.  More worrisome may be the risk of the government prematurely ending the liquidity it is providing to the markets and reducing its stimulus spending.  Overall, it appears that inflation is not a major concern for the near future.

Source: Bureau of Labor Statistics.

The HIT enters 2010 well-positioned for continued investment success due to its strong liquidity and its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT expects to further improve these fundamentals by increasing its construction-related investments in the period ahead.  Federal housing programs, particularly the FHA, are expected to assume an increased role in the multifamily sector as part of the government’s stimulus efforts to bridge the capital needs for development of affordable rental housing.  FHA construction-related investments offer attractive yield spreads, and the HIT expects to benefit from a significant increase in these investments in its portfolio.

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2009, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link. The prospectus should be read carefully before investing.